UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05742

Name of Fund:	BlackRock FundsSM
BlackRock Defensive Advantage Emerging Markets Fund
BlackRock Defensive Advantage International Fund
BlackRock Defensive Advantage U.S. Fund

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock FundsSM, 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2023

Date of reporting period: 10/31/2022

Item 1 – Report to Stockholders

(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2022

2022 Semi-Annual Report (Unaudited)

BlackRock FundsSM

•	BlackRock Defensive Advantage Emerging Markets Fund
•	BlackRock Defensive Advantage International Fund
•	BlackRock Defensive Advantage U.S. Fund

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Significant economic headwinds emerged during the 12-month reporting period ended October 31, 2022, disrupting the economic recovery and strong financial markets of 2021. The U.S. economy shrank in the first half of 2022 before returning to moderate growth in the third quarter, marking a shift to a more challenging post-reopening economic environment. Changes in consumer spending patterns and a tight labor market led to elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the ongoing war continued to present challenges for both investors and policymakers.

Equity prices fell as interest rates rose, particularly weighing on relatively high-valuation growth stocks as inflation decreased the value of future cash flows and investors shifted focus to balance sheet resilience. Both large- and small-capitalization U.S. stocks fell, although declines for small-capitalization U.S. stocks were slightly steeper. Emerging market stocks and international equities from developed markets also declined significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield rose notably during the reporting period, driving its price down, as investors reacted to higher inflation and attempted to anticipate its impact on future interest rate changes. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation has been more persistent than expected, raised interest rates five times while indicating that additional rate hikes were likely. Furthermore, the Fed wound down its bond-buying programs and is accelerating the reduction of its balance sheet. As investors attempted to assess the Fed’s future trajectory, the Fed’s statements late in the reporting period led markets to believe that additional tightening is likely in the near term.

The pandemic’s restructuring of the economy brought an ongoing mismatch between supply and demand, contributing to the current inflationary regime. While growth has slowed in 2022, we believe that taming inflation requires a more dramatic economic decline to bring demand back to a lower level that is more in line with the economy’s capacity. The Fed has been raising interest rates at the fastest pace in decades, and seems set to overtighten in its effort to get inflation back to target. With this in mind, we believe the possibility of a U.S. recession in the near-term is high, and the outlook for Europe and the U.K. is also troubling. Investors should expect a period of higher volatility as markets adjust to the new economic reality and policymakers attempt to adapt to rapidly changing conditions.

In this environment, while we favor an overweight to equities in the long-term, the market’s concerns over excessive rate hikes from central banks moderate our outlook. Rising input costs and a deteriorating economic backdrop in China and Europe are likely to challenge corporate earnings, so we are underweight equities overall in the near term. However, we see better opportunities in credit, where higher spreads provide income opportunities and partially compensate for inflation risk. We believe that investment-grade corporates, local-currency emerging market debt, and inflation-protected bonds (particularly in Europe) offer strong opportunities for a six- to twelve-month horizon.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2022
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	(5.50)%	(14.61)%

U.S. small cap equities (Russell 2000® Index)	(0.20)	(18.54)

International equities (MSCI Europe, Australasia, Far East Index)	(12.70)	(23.00)

Emerging market equities (MSCI Emerging Markets Index)	(19.66)	(31.03)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.72	0.79

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(8.24)	(17.68)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.86)	(15.68)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.43)	(11.98)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(4.71)	(11.76)
Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T

3

Fund Summary as of October 31, 2022	BlackRock Defensive Advantage Emerging Markets Fund

Investment Objective

BlackRock Defensive Advantage Emerging Markets Fund’s (the “Fund”) investment objective is to seek to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

During the six-month period ending October 31, 2022, the Fund outperformed its primary benchmark, the MSCI Emerging Markets Minimum Volatility Index and outperformed its secondary benchmark, the MSCI Emerging Markets Index.

What factors influenced performance?

Emerging market (“EM”) equities fell during the period, as investor skepticism about risk assets deepened. Early in the period, inflationary pressures benefited commodities markets, but as fears of a United States recession intensified, equities in commodity-driven markets came under pressure. Interest rate increases in the United States, coupled with more hawkish commentary from the Fed, continued to lead the retreat in EM equities. Asia drove losses as concerns about the property sector and ongoing COVID-19 lockdowns weighed on China, and Korea and Taiwan also struggled amid global recessionary fears and continued tech weakness. Commodity outperformance provided a tailwind for Latin America and for parts of Europe, the Middle East, and Africa, but parts of Eastern Europe continued to struggle as the Russian invasion of Ukraine continued. Performance in all sectors was negative, with information technology (“IT”), communication services, and consumer discretionary stocks faring the worst. Defensive sectors and beneficiaries of higher commodity prices performed better.

Stock selection and country allocation drove the Fund’s outperformance. With respect to stock selection, trending sentiment measures helped position the portfolio amid the changeable market backdrop. Measures that captured forward-looking views of company fundamentals across comments from informed investors were additive. Insights tracking institutional investor interest also contributed positively to performance. Taiwan-specific measures tracking sales surprises and forecasts within the country contributed to gains, helping to motivate an underweight position in Taiwanese communication services stocks.

Macro-thematic insights also contributed to relative performance. An insight favoring countries with increasing money supply growth in their economies as well as other macroeconomic measures evaluating monetary policy contributed to performance, motivating a successful overweight allocation to Brazil. More broadly in portfolio positioning, an underweight to Korean equities contributed to gains as global recessionary fears weighed on IT companies in Asia.

Despite overall outperformance, select measures detracted from performance. Among fundamental measures motivating stock selection, traditional value insights were the most significant detractors, as measures evaluating cash flows, price, and other financial statement measures detracted from returns amid volatile changes in market style preferences during the period. Similarly, nontraditional measures of company fundamentals, such as Environmental, Social and Governance (“ESG”) insights, also struggled. In particular, a measure that looks at each company’s tax policy detracted from performance, as it took a social view of tax collection and penalized companies that pay lower levels of tax versus peers in favor of those paying higher relative levels of tax. Companies that pay higher taxes tend to be in more cyclical industries, and those industries struggled amid the volatility in market style preferences.

Additionally, although macro positioning in the aggregate contributed positively to performance, select country-specific stock selection insights detracted. Measures using China-specific data designed to track consumer intent as well as China-specific job trends both struggled.

The Fund is designed to provide downside protection against market drawdowns and may lag broader markets and peers during market rallies. The Fund pursues a “defensive” investment style, meaning that they seek to participate in rising equity markets while mitigating downside risk in declining markets.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection model. The Fund built upon its alternative data capabilities with enhanced data sets that capture informed-investor positioning as well as news flow. Additionally, the Fund added to its complex of consumer intent insights with a measure that looks toward social media activity as a measure of potential revenue growth.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period with largely neutral positioning from a sector and country positioning perspective. The Fund had slight overweight positions in the energy and health care sectors, and maintained slight underweights in industrials and communication services stocks. From a geographical perspective, the Fund had slight overweights to Indonesia and maintained a slightly underweight position to India.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022 (continued)	BlackRock Defensive Advantage Emerging Markets Fund

Performance

		Average Annual Total Returns(a)(b)
		1 Year		Since Inception(c)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(12.70)%	(17.61)%	N/A	(6.27)%	N/A
Investor A	(12.79)	(17.76)	(22.08)%	(6.51)	(9.18)%
Class K	(12.70)	(17.61)	N/A	(6.27)	N/A
MSCI Emerging Markets Minimum Volatility Index(d)	(15.19)	(19.04)	N/A	(7.39)	N/A
MSCI Emerging Markets Index(e)	(19.66)	(31.03)	N/A	(16.99)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities issued by, or tied economically to, companies in emerging markets and derivatives that have similar economic characteristics to such securities.

(c)	The Fund commenced operations on December 21, 2020.
(d)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to large- and mid-cap equities across certain emerging markets countries. The index is calculated by optimizing the MSCI Emerging Markets Index, its parent index, for the lowest absolute risk (within a given set of constraints).

(e)	An index that captures large- and mid-cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$ 1,000.00	$ 873.00	$ 4.06		$ 1,000.00	$ 1,020.87	$ 4.38		0.86%
Investor A	1,000.00	872.10	5.24		1,000.00	1,019.61	5.65		1.11
Class K	1,000.00	873.00	3.82		1,000.00	1,021.12	4.13		0.81

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

F U N D S U M M A R Y	5

Fund Summary as of October 31, 2022 (continued)	BlackRock Defensive Advantage Emerging Markets Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
KT&G Corp.	1.7%
Ooredoo QPSC	1.5
Home Product Center PCL	1.5
Tata Consultancy Services Ltd.	1.5
Axiata Group Bhd	1.5
Torrent Pharmaceuticals Ltd.	1.5
Coca-Cola Femsa SAB de CV	1.5
National Bank of Kuwait SAKP	1.6
Qatar Electricity & Water Co. QSC	1.5
Bangkok Dusit Medical Services PCL	1.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
China	22.2%
Taiwan	15.6
India	12.6
Saudi Arabia	9.2
Thailand	6.6
Malaysia	6.5
South Korea	4.5
Qatar	3.8
Kuwait	3.7
United States	3.3
United Arab Emirates	3.1
Mexico	2.6
Indonesia	2.1
South Africa	1.9
Brazil	1.7
Other#	1.1
Liabilities in Excess of Other Assets	(0.5)

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

6	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022	BlackRock Defensive Advantage International Fund

Investment Objective

BlackRock Defensive Advantage International Fund’s (the “Fund”) investment objective is to seek to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

During the six-month period ending October 31, 2022, the Fund outperformed its benchmark, the MSCI EAFE Minimum Volatility (USD) Index and it’s secondary benchmark, the MSCI EAFE Index.

What factors influenced performance?

Overall, the Fund performed well in a highly changeable market backdrop. The brief respite at the beginning of the period in May 2022 proved short-lived, as the focus among central banks around the world returned to monetary policy normalization to fight persistent inflation. The Fed raised interest rates by three-quarters of a percentage point in June, July, and September 2022 in the fastest rate-hiking cycle since 1980. This resulted in a persistently inverted yield curve, which is often a precursor to an imminent recession.

However, equities staged a bear-market rally during the summer, as investors hoped for a dovish monetary policy pivot given growth concerns. The resulting rally helped equities recover half their losses. Still, central banks reiterated their focus on bringing down inflation, causing a selloff that saw equities set new lows. Toward the end of the period, though, despite manufacturing data beginning to decline and analysts downgrading earnings forecasts, markets reacted favorably to robust corporate earnings, resulting in a rally. Going forward, the focus remains on inflation, labor markets, and the direction of monetary policy.

Macro-thematic insights contributed to performance as they delivered positive results from top-down positioning. Several recently added signals that seek to identify themes such as stagflation were notable performers, as they correctly positioned the portfolio to capture the evolving interest rate environment. Particularly, this insight motivated an overweight to tobacco stocks that benefited from building recessionary pressures.

Furthermore, stock selection from sentiment-based insights was additive. These insights correctly captured evolving and emerging trends during the period. In particular, a measure that looks at ETF flows drove favorable stock selection decisions in banks and insurance companies amid the changing environment for interest rates. Additionally, insights that look at companies’ key performance indicators contributed to performance, motivating favorable stock selection within healthcare. Elsewhere, a fundamental valuation measure comparing countries across adjusted earnings also contributed, as it motivated an overweight allocation to Japanese stocks.

Performance of Environment, Social and Governance (“ESG”)-related insights was mixed during the period. Risk mitigation insights, which look to predict firm-level controversy, helped correctly position the portfolio within financial names across developed markets. Further, human capital-related measures such as those evaluating companies based on employee sentiment and board turnover positively contributed to performance.

Conversely, ESG insights looking at environmental measures were leading detractors over the period, amid the volatile energy market stemming from the Russian invasion of Ukraine. Insights looking at flows into low-carbon funds struggled within the materials and utilities sectors. Additionally, a forward-looking measure analyzing companies’ commitments to carbon reductions also weighed on positions in utilities stocks.

Elsewhere, select fundamental valuation measures had a challenging period, given the highly volatile investing environment. Insights ranking companies based on traditional valuation measures related to price and cash-flow levels dragged notably on performance.

The Fund is designed to provide downside protection against market drawdowns and may lag broader markets and peers during market rallies. The Fund pursues a “defensive” investment style, meaning that they seek to participate in rising equity markets while mitigating downside risk in declining markets.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. Given the dynamic investing environment, the Fund built upon its alternative data capabilities and instituted enhanced signal constructs to best identify emerging trends such as sentiment around supply chain disruptions and wage inflation.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period with largely neutral positioning from a sector and country-positioning perspective. The Fund had slight overweight positions in the communication services and consumer staples sectors, and maintained slight underweights in financials and consumer discretionary stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of October 31, 2022 (continued)	BlackRock Defensive Advantage International Fund

Performance

		Average Annual Total Returns(a)(b)
		1 Year		Since Inception(c)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(9.93)%	(18.29)%	N/A	(4.40)%	N/A
Investor A	(10.12)	(18.53)	(22.81)%	(4.63)	(7.36)%
Class K	(10.02)	(18.29)	N/A	(4.40)	N/A
MSCI EAFE Minimum Volatility (USD) Index(d)	(13.84)	(21.62)	N/A	(8.66)	N/A
MSCI EAFE Index(e)	(12.70)	(23.00)	N/A	(6.82)	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in non-U.S. equity securities and equity-like instruments of companies that are components of, or have characteristics similar to, the companies included in the MSCI EAFE® Index (the “MSCI EAFE Index”) and derivatives that are tied economically to securities of the MSCI EAFE Index.

(c)	The Fund commenced operations on December 21, 2020.
(d)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap equity universe across developed markets around the world excluding the United States and Canada. The index is calculated by optimizing the MSCI EAFE Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

(e)

An equity index which captures large- and mid-cap representation across certain developed markets countries around the world, excluding the United States and Canada. The index covers approximately 85% of the free float adjusted market capitalization in each country.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$900.70	$2.40		$1,000.00	$1,022.68	$2.55		0.50%
Investor A	1,000.00	898.80	3.59		1,000.00	1,021.42	3.82		0.75
Class K	1,000.00	899.80	2.15		1,000.00	1,022.94	2.29		0.45

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

8	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022 (continued)	BlackRock Defensive Advantage International Fund

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Anheuser-Busch InBev SA	1.6%
Sanofi	1.6
Novartis AG	1.6
Deutsche Telekom AG	1.6
Takeda Pharmaceutical Co. Ltd.	1.6
Snam SpA	1.6
Aristocrat Leisure Ltd.	1.6
Genmab A/S	1.6
Japan Tobacco, Inc.	1.5
Novo Nordisk A/S, Class B	1.5

GEOGRAPHIC ALLOCATION

Country/Geographic Region	Percent of Net Assets
Japan	28.4%
Switzerland	12.9
United Kingdom	7.6
France	6.9
Germany	6.6
Hong Kong	6.3
Australia	5.9
Netherlands	4.6
Denmark	4.4
Singapore	3.8
Italy	3.3
Belgium	3.1
United States	1.7
Israel	1.3
China	1.2
Norway	1.1
Other#	1.2
Liabilities in Excess of Other Assets	(0.3)

(a)	Excludes short-term securities.
#	Includes holdings within countries/geographic regions that are less than 1.0% of net assets. Please refer to the Schedule of Investments for such countries/geographic regions.

F U N D S U M M A R Y	9

Fund Summary as of October 31, 2022	BlackRock Defensive Advantage U.S. Fund

Investment Objective

BlackRock Defensive Advantage U.S. Fund’s (the “Fund”) investment objective is to seek to provide long-term capital appreciation.

Portfolio Management Commentary

How did the Fund perform?

During the six-month period ending October 31, 2022, the Fund underperformed its primary benchmark, the MSCI USA Minimum Volatility Index and outperformed its secondary benchmark, the Russell 1000® Index.

What factors influenced performance?

Overall, markets continued to be volatile as equities tested new lows. The brief respite at the beginning of the period in May proved short-lived, as the focus among central banks around the world returned to monetary policy normalization to fight persistent inflation. The Fed raised interest rates by three-quarters of a percentage point in June 2022, its largest increase since 1994, while economic data simultaneously softened. US consumer sentiment sharply declined amid the squeeze of rising prices and borrowing costs, highlighting the buildup of recessionary fears and causing market participants to question how policymakers could engineer a soft landing. Unsurprisingly, growth investment styles once again underperformed value, given the economic uncertainty.

July 2022 began with hopes for a dovish monetary policy pivot given mounting growth concerns, prompting a bear-market rally in equities from June’s lows. However, central banks reiterated their focus on bringing down inflation, causing a selloff that saw equities set new lows. This coincided with inflation and labor market data showing continued strength, a theme our data predicated, and the Fed delivered two more consecutive three-quarter percentage point increases in July and September 2022. This resulted in a persistently inverted yield curve, which is typically a recessionary sign. However, despite manufacturing data beginning to decline and analysts downgrading earnings forecasts, markets reacted favorably to robust corporate earnings, resulting in a rally. Although financials from large information technology (“IT”) companies were severely disappointing, corporate earnings generally have proven more resilient than feared. As of the end of October 2022, nearly half of S&P 500 companies had reported results, and almost three-quarters of those reporting topped earnings expectations. Notably, this level is only slightly lower than long-term averages.

Unsurprisingly, the Fund struggled against the back-and-forth movements of the markets during the period. Macro-related insights that drove conservative positioning decisions were the largest detractors from performance. Specifically, new regime timing insights that identify companies likely to benefit from monetary policy normalization prompted unfavorable positions within real estate and IT in the fast-changing interest rate environment.

Similarly, fundamental quality measures also detracted. Measures looking at employee benefits as well as visa applications dragged on performance, as investors focused more on the macroeconomic environment than on company results. Additionally, an insight focused on stability struggled to drive successful stock selection given heightened market volatility.

By contrast, despite the underperformance, the Fund navigated the highly volatile market backdrop fairly well. Stock selection from sentiment-based measures provided persistent gains during the period, as these insights were able to correctly capture evolving market trends. Notably, text-based measures that capture sentiment from broker reports and conference calls had positive results, as they correctly positioned the portfolio within the industrials and financials sectors, providing ballast for the portfolio.

Also, certain Environment, Social and Governance (“ESG”)-related measures performed favorably. Insights that look at company carbon reduction commitments and energy transition paths drove stock selection within the healthcare sector, adding to performance.

The Fund is designed to provide downside protection against market drawdowns and may lag broader markets and peers during market rallies. The Fund pursues a “defensive” investment style, meaning that they seek to participate in rising equity markets while mitigating downside risk in declining markets.

Describe recent portfolio activity.

Over the course of the period, the portfolio maintained a balanced allocation of risk across all major return drivers. There were, however, several new signals added within the stock selection group of insights. The Fund built upon its alternative data capabilities by adding an insight that captures brand sentiment among retail stocks. Additionally, given the dynamic investing environment, the Fund instituted enhanced signal constructs to best identify emerging trends such as sentiment around supply chain disruptions and wage inflation. Lastly, the Fund added to its complex of consumer intent insights with a measure that looks toward social media activity as a measure of potential revenue growth.

Describe portfolio positioning at period end.

Relative to the benchmark, the Fund ended the period with largely neutral positioning from a sector perspective. The Fund had slight overweight positions in the consumer staples and utilities stocks, while maintaining slight underweights in IT and consumer discretionary stocks.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of October 31, 2022 (continued)	BlackRock Defensive Advantage U.S. Fund

Performance

		Average Annual Total Returns(a)(b)
		1 Year		Since Inception(c)
	6-Month Total Returns	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge
Institutional	(3.17)%	(7.61)%	N/A	3.86%	N/A
Investor A	(3.32)	(7.81)	(12.65)%	3.60	0.64%
Class K	(3.17)	(7.61)	N/A	3.86	N/A
MSCI USA Minimum Volatility Index(d)	(2.20)	(6.65)	N/A	4.86	N/A
Russell 1000® Index(e)	(5.73)	(16.38)	N/A	2.37	N/A

(a)

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” for a detailed description of share classes, including any related sales charges and fees.

(b)

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of U.S. issuers and derivatives that have similar economic characteristics to such securities.

(c)	The Fund commenced operations on December 21, 2020.
(d)

An index that aims to reflect the performance characteristics of a minimum variance strategy applied to the large- and mid-cap U.S. equity universe. The index is calculated by optimizing the MSCI USA Index, its parent index, in USD for the lowest absolute risk (within a given set of constraints).

(e)

An index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 93% of the U.S. market.

N/A — Not applicable as the share class and index do not have a sales charge.

Past performance is not an indication of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical 5% Return

	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Beginning Account Value (05/01/22)	Ending Account Value (10/31/22)	Expenses Paid During the Period	(a)	Annualized Expense Ratio
Institutional	$1,000.00	$968.30	$2.38		$1,000.00	$1,022.79	$2.45		0.48%
Investor A	1,000.00	966.80	3.62		1,000.00	1,021.53	3.72		0.73
Class K	1,000.00	968.30	2.13		1,000.00	1,023.04	2.19		0.43

(a)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” for further information on how expenses were calculated.

Portfolio Information

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
PepsiCo, Inc.	2.6%
Gilead Sciences, Inc.	2.6
Hershey Co.	2.4
Waste Management, Inc.	2.3
Johnson & Johnson	2.2
Accenture PLC, Class A	2.1
Bristol-Myers Squibb Co.	2.0
Vertex Pharmaceuticals, Inc.	1.9
Microsoft Corp.	1.9
Marsh & McLennan Cos., Inc.	1.9

SECTOR ALLOCATION

Sector(b)	Percent of Net Assets
Information Technology	21.9%
Health Care	21.2
Consumer Staples	13.1
Industrials	9.1
Financials	9.0
Utilities	7.0
Communication Services	7.0
Consumer Discretionary	6.0
Materials	2.8
Real Estate	2.6
Energy	0.3
Short-Term Securities	0.6
Liabilities in Excess of Other Assets	(0.6)

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

F U N D S U M M A R Y	11

About Fund Performance

Institutional Shares and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

Past performance is not an indication of future results. Financial markets have experienced extreme volatility and trading in many instruments has been disrupted. These circumstances may continue for an extended period of time and may continue to affect adversely the value and liquidity of each Fund’s investments. As a result, current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Figures shown in the performance table(s) assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date or payable date, as applicable. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of each Fund’s expenses. Without such waiver(s) and/or reimbursement(s), each Fund’s performance would have been lower. With respect to each Fund’s voluntary waiver(s), if any, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waiver(s) may be reduced or discontinued at any time. With respect to each Fund’s contractual waiver(s), if any, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown (which are based on a hypothetical investment of $1,000 invested at the beginning of the period and held through the end of the period) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. Annualized expense ratios reflect contractual and voluntary fee waivers, if any. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 of the 1940 Act, among other things, the Funds must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

12	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2022	BlackRock Defensive Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Brazil — 1.7%
Ambev SA, ADR	40,783	$123,980
Cia Energetica de Minas Gerais, ADR	9,472	20,744

		144,724

China — 22.2%
3SBio, Inc.(a)	165,500	116,877
Alibaba Group Holding Ltd.(b)	1,148	8,926
Autohome, Inc., Class A	2,200	14,711
Baidu, Inc., Class A(b)	2,300	22,050
Bank of China Ltd., Class H	261,000	84,062
Bank of Hangzhou Co. Ltd., Class A	45,500	75,096
Bloomage Biotechnology Corp. Ltd., Class A	1,000	14,518
BYD Co. Ltd., Class A	3,200	107,782
China Construction Bank Corp., Class H	51,000	27,065
China Petroleum & Chemical Corp., Class H	224,000	88,777
China Resources Pharmaceutical Group Ltd.(a)	28,000	18,888
China United Network Communications Ltd., Class A	46,300	21,229
China Yangtze Power Co. Ltd., Class A	36,400	100,767
China Yongda Automobiles Services Holdings Ltd.	102,500	45,976
Daqin Railway Co. Ltd., Class A	16,400	14,328
Dongfeng Motor Group Co. Ltd., Class H	218,000	98,624
ENN Energy Holdings Ltd.	2,200	21,873
Industrial & Commercial Bank of China Ltd., Class H	178,000	77,281
Joincare Pharmaceutical Group Industry Co. Ltd., Class A	76,900	122,544
LONGi Green Energy Technology Co. Ltd., Class A	13,300	87,375
People’s Insurance Co. Group of China Ltd., Class A	176,700	116,944
People’s Insurance Co. Group of China Ltd., Class H	248,000	68,537
PetroChina Co. Ltd., Class A	91,400	59,568
Shandong Gold Mining Co. Ltd., Class A	53,600	126,794
Shanghai Pharmaceuticals Holding Co. Ltd., Class H	91,600	124,142
Sinopharm Group Co. Ltd., Class H	56,000	106,238
Vipshop Holdings Ltd., ADR(b)	3,966	27,643
Zijin Mining Group Co. Ltd., Class A	41,500	44,911
ZTE Corp., Class H	24,200	43,169

		1,886,695

Hong Kong — 0.1%
China Merchants Port Holdings Co. Ltd.	6,000	7,034

India — 12.6%
Asian Paints Ltd.	3,225	121,399
Biocon Ltd.	25,927	84,588
Dabur India Ltd.	1,894	12,699
HCL Technologies Ltd.	3,531	44,451
HDFC Bank Ltd., ADR	2,042	127,237
ICICI Prudential Life Insurance Co. Ltd.(a)	2,580	15,844
Infosys Ltd.	3,722	69,371
Infosys Ltd., ADR	3,456	64,731
ITC Ltd.	29,473	124,268
Kotak Mahindra Bank Ltd.	5,432	125,072
Petronet LNG Ltd.	6,870	17,066
Tata Consultancy Services Ltd.	3,403	131,329
Torrent Pharmaceuticals Ltd.	6,568	131,052

		1,069,107

Indonesia — 2.1%
Bank Central Asia Tbk PT	150,800	85,244
Bank Rakyat Indonesia Persero Tbk PT	305,400	91,111

		176,355

Kuwait — 3.7%
Boubyan Bank KSCP	4,144	11,020

Security	Shares	Value

Kuwait (continued)
Kuwait Finance House KSCP	29,883	$78,153
Mobile Telecommunications Co. KSCP	49,488	95,654
National Bank of Kuwait SAKP	37,434	130,275

		315,102

Malaysia — 6.5%
Axiata Group Bhd	218,200	131,315
Genting Malaysia Bhd	206,000	119,504
Malaysia Airports Holdings Bhd(b)	5,300	6,701
Maxis Bhd	145,000	118,029
PPB Group Bhd	16,700	58,970
Public Bank Bhd	16,000	15,131
RHB Bank Bhd	55,800	67,573
Telekom Malaysia Bhd	27,100	31,873

		549,096

Mexico — 2.6%
Alsea SAB de CV(b)	6,566	12,590
Coca-Cola Femsa SAB de CV	20,699	130,391
Coca-Cola Femsa SAB de CV, ADR	1,310	82,255

		225,236

Peru — 0.2%
Cia de Minas Buenaventura SAA, ADR	2,327	16,150

Philippines — 0.3%
Manila Electric Co.	4,700	24,505

Qatar — 3.8%
Industries Qatar QSC	5,163	22,139
Ooredoo QPSC	49,883	132,472
Qatar Electricity & Water Co. QSC	25,611	128,848
Qatar National Bank QPSC	8,169	44,308

		327,767

Russia(c) — 0.0%
Alrosa PJSC(b)	37,207	6
Lukoil PJSC	1,506	—

		6

Saudi Arabia — 9.2%
Abdullah Al Othaim Markets Co.	1,477	44,620
Al Rajhi Bank(b)	3,157	71,588
Al-Dawaa Medical Services Co.	2,486	53,507
AlKhorayef Water & Power Technologies Co.	891	31,283
Almarai Co. JSC	3,776	56,546
Arabian Internet & Communications Services Co.	1,057	69,716
Dr Sulaiman Al Habib Medical Services Group Co.	529	31,911
Jarir Marketing Co.	175	7,633
Saudi Arabian Oil Co.(a)	12,799	118,781
Saudi Basic Industries Corp.	5,089	119,492
Saudi Telecom Co.	8,970	96,372
Seera Group Holding(b)	6,198	31,459
United International Transportation Co.	3,993	48,597

		781,505

South Africa — 1.9%
Anglo American Platinum Ltd.	537	42,759
Capitec Bank Holdings Ltd.	379	39,244
Vodacom Group Ltd.	12,256	83,482

		165,485

South Korea — 4.5%
BGF retail Co. Ltd.	488	63,817
Hugel, Inc.(b)	56	4,387
Hyundai Glovis Co. Ltd.	426	51,924

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Defensive Advantage Emerging Markets Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

South Korea (continued)
Hyundai Mobis Co. Ltd.	201	$30,829
Korean Air Lines Co. Ltd.(b)	477	7,725
KT&G Corp.	2,092	140,502
POSCO Holdings, Inc.	355	61,873
Samsung SDS Co. Ltd.	257	22,515

		383,572

Taiwan — 15.6%
ASE Technology Holding Co. Ltd.	13,000	32,099
Catcher Technology Co. Ltd.	19,000	99,808
Chang Hwa Commercial Bank Ltd.	236,714	121,815
Chicony Electronics Co. Ltd.	31,000	76,909
Chunghwa Telecom Co. Ltd.	13,000	44,823
Delta Electronics, Inc.	15,000	119,352
Far EasTone Telecommunications Co. Ltd.	58,000	127,171
Hon Hai Precision Industry Co. Ltd.	35,000	111,163
Hon Hai Precision Industry Co. Ltd., GDR, Registered Shares	1,447	9,000
Largan Precision Co. Ltd.	2,000	114,424
President Chain Store Corp.	3,000	24,945
Shanghai Commercial & Savings Bank Ltd.	83,000	119,462
Taiwan Mobile Co. Ltd.	37,000	109,098
Taiwan Semiconductor Manufacturing Co. Ltd.	8,000	96,178
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	410	25,235
United Microelectronics Corp.	17,000	20,442
United Microelectronics Corp., ADR	1,650	9,784
Wistron NeWeb Corp.	25,000	64,820

		1,326,528

Thailand — 6.6%
Bangkok Dusit Medical Services PCL, NVDR	164,700	127,832
Bumrungrad Hospital PCL, NVDR	20,900	124,585
Central Retail Corp. PCL, NVDR	21,500	23,727
Home Product Center PCL, NVDR	343,100	131,846
Mega Lifesciences PCL, NVDR	5,700	6,631
Minor International PCL, NVDR(b)	53,600	39,816

Security	Shares	Value

Thailand (continued)
PTT Exploration & Production PCL, NVDR	20,700	$98,972
PTT Oil & Retail Business PCL, NVDR	15,100	9,574

		562,983

Turkey — 0.5%
BIM Birlesik Magazalar A/S	5,775	41,579

United Arab Emirates — 3.1%
Aldar Properties PJSC	9,638	11,337
Dubai Islamic Bank PJSC	77,494	122,772
Emirates NBD Bank PJSC	34,916	126,079

		260,188

Total Long-Term Investments — 97.2% (Cost: $9,185,951)		8,263,617

Short-Term Securities

Money Market Funds — 3.3%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.92%(d)(e)	279,373	279,373

Total Short-Term Securities — 3.3% (Cost: $279,373)		279,373

Total Investments — 100.5% (Cost: $9,465,324)		8,542,990

Liabilities in Excess of Other Assets — (0.5)%		(40,326)

Net Assets — 100.0%		$8,502,664

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Non-income producing security.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)	Affiliate of the Fund.
(e)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$104,144	$175,229	(a)	$ —		$—	$—	$279,373	279,373	$1,777		$—
SL Liquidity Series, LLC, Money Market Series(b)	24,056	—		(23,998	)(a)	(58)	—	—	—	171	(c)	—

						$(58)	$—	$279,373		$1,948		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

14	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Defensive Advantage Emerging Markets Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI Emerging Markets Index	5	12/16/22	$213	$(14,382)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$14,382	$—	$—	$—	$14,382

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(36,730)	$—	$—	$—	$(36,730)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$(6,625)	$—	$—	$—	$(6,625)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$231,513

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Brazil	$144,724	$—	$—	$144,724
China	27,643	1,859,052	—	1,886,695
Hong Kong	—	7,034	—	7,034
India	191,968	877,139	—	1,069,107
Indonesia	—	176,355	—	176,355
Kuwait	—	315,102	—	315,102

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Defensive Advantage Emerging Markets Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
Malaysia	$—	$549,096	$—	$549,096
Mexico	225,236	—	—	225,236
Peru	16,150	—	—	16,150
Philippines	—	24,505	—	24,505
Qatar	—	327,767	—	327,767
Russia	—	—	6	6
Saudi Arabia	—	781,505	—	781,505
South Africa	—	165,485	—	165,485
South Korea	—	383,572	—	383,572
Taiwan	44,019	1,282,509	—	1,326,528
Thailand	—	562,983	—	562,983
Turkey	—	41,579	—	41,579
United Arab Emirates	—	260,188	—	260,188
Short-Term Securities
Money Market Funds	279,373	—	—	279,373

	$929,113	$7,613,871	$6	$8,542,990

Derivative Financial Instruments(a)
Liabilities
Equity Contracts	$(14,382)	$—	$—	$(14,382)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

16	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2022	BlackRock Defensive Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Australia — 5.9%
Aristocrat Leisure Ltd.	5,776	$137,099
CSL Ltd.	324	58,001
Medibank Pvt Ltd.	25,909	46,654
National Australia Bank Ltd.	1,392	28,915
Telstra Group Ltd.	53,564	134,308
Treasury Wine Estates Ltd.	4,765	39,486
Westpac Banking Corp.	4,781	73,823

		518,286

Austria — 0.3%
Andritz AG	420	19,520
Telekom Austria AG	1,310	7,615

		27,135

Belgium — 3.1%
Anheuser-Busch InBev SA	2,855	142,808
UCB SA	1,764	132,949

		275,757

China — 1.2%
BOC Hong Kong Holdings Ltd.	35,000	108,756

Denmark — 4.4%
Carlsberg A/S, Class B	100	11,775
Genmab A/S(a)	353	135,978
H Lundbeck A/S	4,316	16,149
Novo Nordisk A/S, Class B	1,247	135,588
Novozymes A/S, B Shares	1,716	90,074

		389,564

Finland — 0.1%
Nokia OYJ	2,795	12,421

France — 6.9%
Air Liquide SA	628	82,151
Engie SA	503	6,536
Hermes International	87	112,611
Ipsen SA	51	5,241
La Francaise des Jeux SAEM(b)	15	489
Legrand SA	1,430	108,973
L’Oreal SA	341	107,075
Orange SA	4,194	39,960
Sanofi	1,637	140,877
Teleperformance	11	2,947

		606,860

Germany — 6.6%
Bayer AG, Registered Shares	451	23,714
Bayerische Motoren Werke AG	1,718	134,849
Beiersdorf AG	200	19,199
Deutsche Boerse AG	189	30,735
Deutsche Post AG, Registered Shares	843	29,800
Deutsche Telekom AG, Registered Shares	7,317	138,112
Mercedes-Benz Group AG, Registered Shares	169	9,782
SAP SE	1,384	133,214
Scout24 SE(b)	205	10,505
Siemens AG, Registered Shares	105	11,467
Talanx AG(a)	1,105	41,498

		582,875

Hong Kong — 6.3%
CK Infrastructure Holdings Ltd.	8,500	40,381
CLP Holdings Ltd.	15,500	104,033

Security	Shares	Value

Hong Kong (continued)
HK Electric Investments & HK Electric Investments Ltd., Class SS	26,500	$16,849
HKT Trust & HKT Ltd., Class SS	48,000	54,285
Hong Kong & China Gas Co. Ltd.	13,950	10,752
Hutchison Telecommunications Hong Kong Holdings Ltd.	26,000	3,444
Jardine Matheson Holdings Ltd.	1,600	73,709
Kerry Properties Ltd.	11,000	17,401
Link REIT	8,300	49,058
MTR Corp. Ltd.	24,500	107,805
PCCW Ltd.	60,000	22,923
Power Assets Holdings Ltd.	9,000	43,034
SITC International Holdings Co. Ltd.	1,000	1,638
Swire Properties Ltd.	5,200	9,994

		555,306

Ireland — 0.2%
Experian PLC	694	22,128

Israel — 1.3%
Bezeq The Israeli Telecommunication Corp. Ltd.	56,935	100,788
First International Bank Of Israel Ltd.	242	10,450

		111,238

Italy — 3.3%
Davide Campari-Milano NV	137	1,230
Italgas SpA	16,183	83,379
Mediobanca Banca di Credito Finanziario SpA	344	3,116
Snam SpA	30,837	137,117
Terna - Rete Elettrica Nazionale	9,576	63,505

		288,347

Japan — 28.4%
Alfresa Holdings Corp.	4,700	54,111
Amada Co. Ltd.	11,200	78,776
Amano Corp.	600	10,268
Astellas Pharma, Inc.	9,800	135,222
Benesse Holdings, Inc.	2,700	39,832
Central Japan Railway Co.	100	11,578
Fast Retailing Co. Ltd.	100	55,714
Fuji Media Holdings, Inc.	4,500	31,298
FUJIFILM Holdings Corp.	100	4,575
Hitachi Transport System Ltd.	700	41,892
Honda Motor Co. Ltd.	200	4,561
ITOCHU Corp.	3,800	98,209
Itochu Techno-Solutions Corp.	400	9,274
Itoham Yonekyu Holdings, Inc.	2,900	12,968
Japan Post Bank Co. Ltd.	17,600	117,271
Japan Tobacco, Inc.	8,100	135,654
Kamigumi Co. Ltd.	3,200	60,854
Kandenko Co. Ltd.	2,200	12,366
KDDI Corp.	4,400	130,051
Kinden Corp.	700	7,123
Kobayashi Pharmaceutical Co. Ltd.	200	10,613
Lawson, Inc.	4,100	130,983
Lion Corp.	6,400	64,683
Medipal Holdings Corp.	2,900	35,954
Nippon Telegraph & Telephone Corp.	4,600	126,871
Nitto Denko Corp.	1,700	89,566
Ono Pharmaceutical Co. Ltd.	3,200	75,307
Oracle Corp. Japan	100	5,327
PALTAC Corp.	200	5,681
Pola Orbis Holdings, Inc.	3,400	37,554
Sankyu, Inc.	1,400	41,743
Santen Pharmaceutical Co. Ltd.	15,800	108,119

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Defensive Advantage International Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Japan (continued)
SCSK Corp.	2,100	$30,982
Seino Holdings Co. Ltd.	300	2,305
Shimadzu Corp.	1,500	39,514
SoftBank Corp.	10,300	101,603
Sohgo Security Services Co. Ltd.	3,300	82,260
Sumitomo Mitsui Financial Group, Inc.	1,300	36,506
Sundrug Co. Ltd.	1,800	41,855
Taisho Pharmaceutical Holdings Co. Ltd.	1,500	54,102
Takeda Pharmaceutical Co. Ltd.	5,200	137,327
Tsuruha Holdings, Inc.	2,200	127,810
USS Co. Ltd.	1,200	18,107
Yamada Holdings Co. Ltd.	17,900	57,683

		2,514,052

Netherlands — 4.6%
Heineken Holding NV	273	18,628
Heineken NV	1,488	124,299
Koninklijke Ahold Delhaize NV	4,705	131,214
Koninklijke Philips NV	316	4,008
Wolters Kluwer NV	1,252	133,036

		411,185

New Zealand — 0.4%
Contact Energy Ltd.	8,509	37,324
Spark New Zealand Ltd.	528	1,572

		38,896

Norway — 1.1%
DNB Bank ASA	5,300	93,740

Singapore — 3.8%
ComfortDelGro Corp. Ltd.	4,400	3,950
Jardine Cycle & Carriage Ltd.	2,300	48,308
Mapletree Pan Asia Commercial Trust	6,200	6,958
Oversea-Chinese Banking Corp. Ltd.	7,900	67,814
Singapore Telecommunications Ltd.	70,400	123,956
United Overseas Bank Ltd.	4,200	82,399

		333,385

Sweden — 0.2%
Telefonaktiebolaget LM Ericsson, B Shares	2,436	13,543

Switzerland — 12.9%
Alcon, Inc.	181	11,020
Chocoladefabriken Lindt & Spruengli AG	13	124,761
DKSH Holding AG	1,077	77,695
Flughafen Zurich AG(a)	243	37,698
Geberit AG, Registered Shares	293	130,249
Givaudan SA, Registered Shares	44	131,425

Security	Shares	Value

Switzerland (continued)
Helvetia Holding AG	231	$22,939
Nestle SA, Registered Shares	1,234	134,332
Novartis AG, Registered Shares	1,712	138,485
Roche Holding AG	738	269,466
Swiss Life Holding AG, Registered Shares	12	5,811
Zurich Insurance Group AG	147	62,648

		1,146,529

United Kingdom — 7.6%
AstraZeneca PLC	1,082	126,953
British American Tobacco PLC	1,668	65,875
Diageo PLC	122	5,021
Greggs PLC	306	7,093
GSK PLC	1,556	25,489
Haleon PLC(a)	678	2,079
Imperial Brands PLC	464	11,303
J Sainsbury PLC	38,551	85,934
Kingfisher PLC	15,809	39,719
National Grid PLC	9,752	106,249
RELX PLC	1,025	27,532
SSE PLC	316	5,647
Unilever PLC	2,981	135,499
United Utilities Group PLC	3,026	32,609

		677,002

Total Long-Term Investments — 98.6% (Cost: $9,336,369)		8,727,005

Short-Term Securities

Money Market Funds — 1.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.92%(c)(d)	150,456	150,456

Total Short-Term Securities — 1.7% (Cost: $150,456)		150,456

Total Investments — 100.3% (Cost: $9,486,825)		8,877,461

Liabilities in Excess of Other Assets — (0.3)%		(25,063)

Net Assets — 100.0%		$8,852,398

(a)	Non-income producing security.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Affiliate of the Fund.
(d)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$237,353	$—	$(86,897)(a)	$—	$—	$150,456	150,456	$1,601	$—

(a)	Represents net amount purchased (sold).

18	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Defensive Advantage International Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Long Contracts
MSCI EAFE Index	1	12/16/22	$88	$4,658

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$4,658	$—	$—	$—	$4,658

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$(22,338)	$—	$—	$—	$(22,338)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$4,616	$—	$—	$—	$4,616

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$92,700

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks
Australia	$134,308	$383,978	$—	$518,286
Austria	—	27,135	—	27,135
Belgium	—	275,757	—	275,757
China	—	108,756	—	108,756
Denmark	—	389,564	—	389,564
Finland	—	12,421	—	12,421

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Defensive Advantage International Fund

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Common Stocks (continued)
France	$—	$606,860	$—	$606,860
Germany	—	582,875	—	582,875
Hong Kong	—	555,306	—	555,306
Ireland	—	22,128	—	22,128
Israel	—	111,238	—	111,238
Italy	—	288,347	—	288,347
Japan	—	2,514,052	—	2,514,052
Netherlands	—	411,185	—	411,185
New Zealand	—	38,896	—	38,896
Norway	—	93,740	—	93,740
Singapore	—	333,385	—	333,385
Sweden	—	13,543	—	13,543
Switzerland	—	1,146,529	—	1,146,529
United Kingdom	—	677,002	—	677,002
Short-Term Securities
Money Market Funds	150,456	—	—	150,456

	$284,764	$8,592,697	$—	$8,877,461

Derivative Financial Instruments(a)
Assets
Equity Contracts	$4,658	$—	$—	$4,658

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See notes to financial statements.

20	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) October 31, 2022	BlackRock Defensive Advantage U.S. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks

Aerospace & Defense — 0.8%
Curtiss-Wright Corp.	9	$1,511
Lockheed Martin Corp.	83	40,394
Northrop Grumman Corp.	11	6,039

		47,944

Air Freight & Logistics — 1.9%
CH Robinson Worldwide, Inc.	261	25,505
Expeditors International of Washington, Inc.	829	81,118

		106,623

Beverages — 2.9%
Brown-Forman Corp., Class B	256	17,408
PepsiCo, Inc.	830	150,711

		168,119

Biotechnology — 9.2%
AbbVie, Inc.	85	12,444
Amgen, Inc.	359	97,056
BioMarin Pharmaceutical, Inc.(a)	333	28,848
Gilead Sciences, Inc.	1,866	146,406
Horizon Therapeutics PLC(a)	655	40,820
Incyte Corp.(a)	72	5,352
Regeneron Pharmaceuticals, Inc.(a)	78	58,403
Seagen, Inc.(a)	209	26,576
Vertex Pharmaceuticals, Inc.(a)	357	111,384

		527,289

Capital Markets — 2.5%
Bank of New York Mellon Corp.	874	36,804
Cboe Global Markets, Inc.	672	83,664
CME Group, Inc.	144	24,955

		145,423

Chemicals — 1.5%
CF Industries Holdings, Inc.	185	19,658
Corteva, Inc.	209	13,656
Ecolab, Inc.	74	11,623
Linde PLC(a)	61	18,138
Valvoline, Inc.	704	20,670

		83,745

Commercial Services & Supplies — 4.4%
Republic Services, Inc.	477	63,260
Rollins, Inc.	90	3,787
Tetra Tech, Inc.	201	28,397
Waste Connections, Inc.	203	26,778
Waste Management, Inc.	820	129,863

		252,085

Communications Equipment — 2.6%
Cisco Systems, Inc.	2,388	108,487
Juniper Networks, Inc.	324	9,914
Motorola Solutions, Inc.	117	29,216

		147,617

Consumer Finance — 0.2%
American Express Co.	78	11,579

Containers & Packaging — 0.5%
International Paper Co.	39	1,311
Packaging Corp. of America	225	27,047

		28,358

Security	Shares	Value

Diversified Financial Services — 1.1%
Berkshire Hathaway, Inc., Class B(a)	222	$65,510

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	175	3,190
Verizon Communications, Inc.	2,026	75,712

		78,902

Electric Utilities — 3.0%
Duke Energy Corp.	65	6,057
Entergy Corp.	369	39,535
Evergy, Inc.	264	16,138
IDACORP, Inc.	476	49,837
Pinnacle West Capital Corp.	87	5,847
Portland General Electric Co.	696	31,278
Southern Co.	320	20,954

		169,646

Electronic Equipment, Instruments & Components — 1.4%
Arrow Electronics, Inc.(a)	197	19,948
CDW Corp.	5	864
TD SYNNEX Corp.	223	20,407
TE Connectivity Ltd.	295	36,058

		77,277

Entertainment — 1.2%
Activision Blizzard, Inc.	714	51,979
Electronic Arts, Inc.	126	15,871

		67,850

Equity Real Estate Investment Trusts (REITs) — 2.6%
Crown Castle, Inc.	206	27,452
Equity LifeStyle Properties, Inc.	169	10,809
Equity Residential	45	2,836
Essex Property Trust, Inc.	214	47,559
Public Storage	101	31,285
SBA Communications Corp.	113	30,499

		150,440

Food & Staples Retailing — 2.2%
Kroger Co.	2,158	102,052
Walmart, Inc.	156	22,203

		124,255

Food Products — 4.7%
Bunge Ltd.	199	19,641
Campbell Soup Co.	14	741
General Mills, Inc.	512	41,769
Hershey Co.	575	137,293
J M Smucker Co.	195	29,379
Mondelez International, Inc., Class A	234	14,386
Pilgrim’s Pride Corp.(a)	308	7,099
Tyson Foods, Inc., Class A	246	16,814

		267,122

Gas Utilities — 0.1%
Atmos Energy Corp.	33	3,516

Health Care Equipment & Supplies — 1.5%
Becton Dickinson & Co.	94	22,181
Edwards Lifesciences Corp.(a)	271	19,629
Integra LifeSciences Holdings Corp.(a)	94	4,723
Medtronic PLC	424	37,032

		83,565

Health Care Providers & Services — 2.9%
AmerisourceBergen Corp.	198	31,129

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Defensive Advantage U.S. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Health Care Providers & Services (continued)
Chemed Corp.	3	$1,401
Cigna Corp.	199	64,289
CVS Health Corp.	440	41,668
Elevance Health, Inc.	16	8,748
UnitedHealth Group, Inc.	31	17,210

		164,445

Hotels, Restaurants & Leisure — 1.3%
Domino’s Pizza, Inc.	175	58,142
McDonald’s Corp.	55	14,996

		73,138

Household Products — 3.3%
Church & Dwight Co., Inc.	49	3,632
Colgate-Palmolive Co.	1,082	79,895
Procter & Gamble Co.	786	105,851

		189,378

Insurance — 5.1%
American Financial Group, Inc.	246	35,697
Everest Re Group Ltd.	13	4,195
Hartford Financial Services Group, Inc.	167	12,092
Marsh & McLennan Cos., Inc.	673	108,683
Progressive Corp.	817	104,903
Travelers Cos., Inc.	137	25,271

		290,841

Interactive Media & Services(a) — 1.7%
Alphabet, Inc., Class A	412	38,938
Alphabet, Inc., Class C	584	55,281
Meta Platforms, Inc., Class A	24	2,236

		96,455

IT Services — 9.8%
Accenture PLC, Class A	422	119,806
Automatic Data Processing, Inc.	446	107,798
Broadridge Financial Solutions, Inc.	25	3,751
Cognizant Technology Solutions Corp., Class A	527	32,806
Gartner, Inc.(a)	193	58,271
Jack Henry & Associates, Inc.	17	3,384
Mastercard, Inc., Class A	219	71,871
Paychex, Inc.	516	61,048
Visa, Inc., A Shares	474	98,194

		556,929

Life Sciences Tools & Services — 0.6%
Danaher Corp.	111	27,936
West Pharmaceutical Services, Inc.	21	4,832

		32,768

Machinery — 1.7%
Illinois Tool Works, Inc.	32	6,833
Snap-on, Inc.	270	59,954
Timken Co.	18	1,283
Xylem, Inc.	279	28,578

		96,648

Media — 1.5%
Comcast Corp., Class A	305	9,681
Fox Corp., Class A	2,058	59,414

Security	Shares	Value

Media (continued)
Fox Corp., Class B	109	$2,965
Liberty Broadband Corp., Class C(a)	154	13,002

		85,062

Metals & Mining — 0.8%
Newmont Corp.	862	36,480
Reliance Steel & Aluminum Co.	45	9,067

		45,547

Multiline Retail — 2.2%
Dollar General Corp.	316	80,596
Target Corp.	264	43,362

		123,958

Multi-Utilities — 3.9%
Black Hills Corp.	476	31,116
CMS Energy Corp.	1,307	74,565
Consolidated Edison, Inc.	94	8,268
DTE Energy Co.	565	63,342
WEC Energy Group, Inc.	529	48,314

		225,605

Oil, Gas & Consumable Fuels — 0.3%
Chevron Corp.	17	3,075
Exxon Mobil Corp.	148	16,400

		19,475

Pharmaceuticals — 7.1%
Bristol-Myers Squibb Co.	1,467	113,649
Eli Lilly & Co.	252	91,247
Johnson & Johnson	731	127,172
Merck & Co., Inc.	282	28,538
Pfizer, Inc.	958	44,595

		405,201

Road & Rail — 0.3%
Knight-Swift Transportation Holdings, Inc.	54	2,594
Old Dominion Freight Line, Inc.	29	7,963
Union Pacific Corp.	32	6,309

		16,866

Semiconductors & Semiconductor Equipment — 1.6%
Cirrus Logic, Inc.(a)	241	16,176
Intel Corp.	832	23,654
Semtech Corp.(a)	199	5,510
Silicon Laboratories, Inc.(a)	101	11,607
Texas Instruments, Inc.	223	35,820

		92,767

Software — 6.0%
Adobe, Inc.(a)	84	26,754
ANSYS, Inc.(a)	204	45,117
Black Knight, Inc.(a)	197	11,912
Cadence Design Systems, Inc.(a)	106	16,047
Manhattan Associates, Inc.(a)	439	53,413
Microsoft Corp.	479	111,190
Oracle Corp.	25	1,952
Palo Alto Networks, Inc.(a)	135	23,165
Paylocity Holding Corp.(a)	21	4,868

22	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) October 31, 2022	BlackRock Defensive Advantage U.S. Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Software (continued)
Roper Technologies, Inc.	115	$47,672
VMware, Inc., Class A	30	3,376

		345,466

Specialty Retail — 2.5%
AutoZone, Inc.(a)	26	65,855
Home Depot, Inc.	211	62,483
Penske Automotive Group, Inc.	130	14,511
Ulta Beauty, Inc.(a)	3	1,258

		144,107

Technology Hardware, Storage & Peripherals — 0.5%
Apple, Inc.	166	25,454
Pure Storage, Inc., Class A(a)	144	4,444

		29,898

Wireless Telecommunication Services — 1.2%
T-Mobile U.S., Inc.(a)	457	69,263

Total Long-Term Investments — 100.0% (Cost: $5,630,155)		5,710,682

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.92%(b)(c)	33,987	$33,987

Total Short-Term Securities — 0.6% (Cost: $33,987)		33,987

Total Investments — 100.6% (Cost: $5,664,142)		5,744,669

Liabilities in Excess of Other Assets — (0.6)%		(33,778)

Net Assets — 100.0%		$5,710,891

(a)	Non-income producing security.
(b)	Affiliate of the Fund.
(c)	Annualized 7-day yield as of period end.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the six months ended October 31, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/22	Purchases at Cost		Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/22	Shares Held at 10/31/22	Income		Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, T-Fund, Institutional Class	$78,182	$—		$(44,195	)(a)	$—	$—	$33,987	33,987	$614		$—
SL Liquidity Series, LLC, Money Market Series(b)	—	5	(a)	—		(5)	—	—	—	11	(c)	—

						$(5)	$—	$33,987		$625		$—

(a)	Represents net amount purchased (sold).
(b)	As of period end, the entity is no longer held.
(c)

All or a portion represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Common Stocks	$5,710,682	$—	$—	$5,710,682
Short-Term Securities
Money Market Funds	33,987	—	—	33,987

	$5,744,669	$—	$—	$5,744,669

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Statements of Assets and Liabilities (unaudited)

October 31, 2022

	BlackRock Defensive Advantage Emerging Markets Fund	BlackRock Defensive Advantage International Fund	BlackRock Defensive Advantage U.S. Fund

ASSETS
Investments, at value — unaffiliated(a)	$8,263,617	$8,727,005	$5,710,682
Investments, at value — affiliated(b)	279,373	150,456	33,987
Cash	105	—	—
Cash pledged for futures contracts	13,000	6,000	—
Foreign currency, at value(c)	14,426	8,332	—
Receivables:
Securities lending income — affiliated	16	—	4
Dividends — unaffiliated	10,258	40,509	5,439
Dividends — affiliated	568	446	157
From the Manager	15,239	15,555	12,062
Prepaid expenses	14,660	14,661	14,660

Total assets	8,611,262	8,962,964	5,776,991

LIABILITIES
Payables:
Accounting services fees	7,823	7,585	7,481
Custodian fees	28,921	40,223	2,943
Deferred foreign capital gain tax	5,218	—	—
Trustees’ and Officer’s fees	2,677	2,675	2,671
Other accrued expenses	6,479	3,468	2,234
Printing fees	12,268	12,124	10,578
Professional fees	44,247	43,346	39,803
Service fees	19	18	67
Transfer agent fees	294	329	323
Variation margin on futures contracts	652	798	—

Total liabilities	108,598	110,566	66,100

NET ASSETS	$8,502,664	$8,852,398	$5,710,891

NET ASSETS CONSIST OF
Paid-in capital	$10,324,765	$10,539,208	$5,948,051
Accumulated loss	(1,822,101)	(1,686,810)	(237,160)

NET ASSETS	$8,502,664	$8,852,398	$5,710,891

(a) Investments, at cost — unaffiliated	$9,185,951	$9,336,369	$5,630,155
(b) Investments, at cost — affiliated	$279,373	$150,456	$33,987
(c) Foreign currency, at cost	$14,636	$8,306	$—

24	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited) (continued)

October 31, 2022

	BlackRock Defensive Advantage Emerging Markets Fund	BlackRock Defensive Advantage International Fund	BlackRock Defensive Advantage U.S. Fund

NET ASSET VALUE
Institutional
Net assets	$85,134	$89,710	$427,876

Shares outstanding	10,366	10,677	44,540

Net asset value	$8.21	$8.40	$9.61

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Investor A
Net assets	$93,181	$88,252	$322,020

Shares outstanding	11,359	10,517	33,588

Net asset value	$8.20	$8.39	$9.59

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

Class K
Net assets	$8,324,349	$8,674,436	$4,960,995

Shares outstanding	1,013,546	1,032,441	516,391

Net asset value	$8.21	$8.40	$9.61

Shares authorized	Unlimited	Unlimited	Unlimited

Par value	$0.001	$0.001	$0.001

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	25

Statements of Operations (unaudited)

Six Months Ended October 31, 2022

	BlackRock Defensive Advantage Emerging Markets Fund	BlackRock Defensive Advantage International Fund	BlackRock Defensive Advantage U.S. Fund

INVESTMENT INCOME
Dividends — unaffiliated	$256,165	$164,241	$49,559
Dividends — affiliated	1,777	1,601	614
Interest — unaffiliated	66	32	—
Securities lending income — affiliated — net	171	—	11
Foreign taxes withheld	(27,988)	(14,790)	(44)

Total investment income	230,191	151,084	50,140

EXPENSES
Professional	41,639	35,649	33,502
Investment advisory	36,697	21,201	12,062
Registration	25,942	25,948	25,942
Custodian	19,385	28,075	4,471
Accounting services	7,855	7,150	7,525
Printing and postage	7,012	6,590	7,926
Trustees and Officer	3,253	3,253	3,247
Administration	1,950	2,002	1,192
Administration — class specific	917	942	561
Transfer agent — class specific	272	95	329
Service — class specific	124	117	342
Miscellaneous	5,683	5,840	4,999

Total expenses	150,729	136,862	102,098
Less:
Administration fees waived	(1,949)	(2,002)	(1,192)
Administration fees waived — class specific	(917)	(942)	(519)
Fees waived and/or reimbursed by the Manager	(110,253)	(112,446)	(87,555)
Transfer agent fees waived and/or reimbursed by the Manager — class specific	(214)	(38)	(200)

Total expenses after fees waived and/or reimbursed	37,396	21,434	12,632

Net investment income	192,795	129,650	37,508

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated(a)	(627,387)	(646,145)	(326,747)
Investments — affiliated	(58)	—	(5)
Foreign currency transactions	(12,993)	2,415	—
Futures contracts	(36,730)	(22,338)	—

	(677,168)	(666,068)	(326,752)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated(b)	(740,613)	(453,793)	119,002
Foreign currency translations	(151)	547	—
Futures contracts	(6,625)	4,616	—

	(747,389)	(448,630)	119,002

Net realized and unrealized loss	(1,424,557)	(1,114,698)	(207,750)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,231,762)	$(985,048)	$(170,242)

(a) Net of foreign capital gain tax and capital gain tax refund, if applicable of	$(2,357)	$—	$—
(b) Net of reduction in deferred foreign capital gain tax of	$4,855	$—	$—

See notes to financial statements.

26	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BlackRock Defensive Advantage Emerging Markets Fund		BlackRock Defensive Advantage International Fund
	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$192,795	$194,614	$129,650	$254,116
Net realized loss	(677,168)	(303,662)	(666,068)	(133,943)
Net change in unrealized appreciation (depreciation)	(747,389)	(525,538)	(448,630)	(505,898)

Net decrease in net assets resulting from operations	(1,231,762)	(634,586)	(985,048)	(385,725)

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(147)	(7,792)	(930)	(8,565)
Investor A	(78)	(7,533)	(842)	(8,295)
Class K	(14,369)	(763,635)	(91,116)	(839,356)

Decrease in net assets resulting from distributions to shareholders	(14,594)	(778,960)	(92,888)	(856,216)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	19,876	328,174	1,301	550,898

NET ASSETS
Total decrease in net assets	(1,226,480)	(1,085,372)	(1,076,635)	(691,043)
Beginning of period	9,729,144	10,814,516	9,929,033	10,620,076

End of period	$8,502,664	$9,729,144	$8,852,398	$9,929,033

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	27

Statements of Changes in Net Assets (continued)

	BlackRock Defensive Advantage U.S. Fund
	Six Months Ended 10/31/22 (unaudited)	Year Ended 04/30/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$37,508	$80,983
Net realized gain (loss)	(326,752)	405,478
Net change in unrealized appreciation (depreciation)	119,002	(346,390)

Net increase (decrease) in net assets resulting from operations	(170,242)	140,071

DISTRIBUTIONS TO SHAREHOLDERS(a)
Institutional	(6,121)	(10,394)
Investor A	(5,056)	(13,480)
Class K	(96,126)	(481,889)

Decrease in net assets resulting from distributions to shareholders	(107,303)	(505,763)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	403,917	553,162

NET ASSETS
Total increase in net assets	126,372	187,470
Beginning of period	5,584,519	5,397,049

End of period	$5,710,891	$5,584,519

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

28	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage Emerging Markets Fund

	Institutional
	Six Months Ended 10/31/22 (unaudited)		Year Ended 04/30/22	Period from 12/21/20(a) to 04/30/21

Net asset value, beginning of period	$9.42		$10.81	$10.00

Net investment income(b)	0.19		0.19	0.02
Net realized and unrealized gain (loss)	(1.39)		(0.80)	0.79

Net increase (decrease) from investment operations	(1.20)		(0.61)	0.81

Distributions(c)
From net investment income	(0.01)		(0.21)	(0.00	)(d)
From net realized gain	—		(0.57)	—

Total distributions	(0.01)		(0.78)	(0.00)

Net asset value, end of period	$8.21		$9.42	$10.81

Total Return(e)
Based on net asset value	(12.70	)%(f)	(6.10)%	8.14	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.46	%(h)	3.81%	3.18	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.86	%(h)	0.81%	0.81	%(h)

Net investment income	4.20	%(h)	1.87%	0.52	%(h)

Supplemental Data
Net assets, end of period (000)	$85		$97	$108

Portfolio turnover rate	103%		211%	64%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.74%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	29

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage Emerging Markets Fund (continued)

	Investor A
	Six Months Ended			Period from
	10/31/22		Year Ended	12/21/20	(a)
	(unaudited)		04/30/22	to 04/30/21

Net asset value, beginning of period	$9.41		$10.81	$10.00

Net investment income(b)	0.18		0.17	0.01
Net realized and unrealized gain (loss)		(1.38)	(0.82)	0.80

Net increase (decrease) from investment operations		(1.20)	(0.65)	0.81

Distributions(c)
From net investment income		(0.01)	(0.18)	(0.00	)(d)
From net realized gain	—		(0.57)	—

Total distributions		(0.01)	(0.75)		(0.00)

Net asset value, end of period	$8.20		$9.41	$10.81

Total Return(e)
Based on net asset value	(12.79	)%(f)	(6.43)%	8.14	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.75	%(h)	4.11%	3.43	%(h)(i)

Total expenses after fees waived and/or reimbursed	1.11	%(h)	1.06%	1.06	%(h)

Net investment income	3.99	%(h)	1.62%	0.27	%(h)

Supplemental Data
Net assets, end of period (000)	$93		$97	$108

Portfolio turnover rate		103%	211%		64%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.99%.

See notes to financial statements.

30	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage Emerging Markets Fund (continued)

	Class K
	Six Months Ended			Period from
	10/31/22		Year Ended	12/21/20	(a)
	(unaudited)		04/30/22	to 04/30/21

Net asset value, beginning of period	$9.42		$10.81	$10.00

Net investment income(b)	0.19		0.19	0.02
Net realized and unrealized gain (loss)		(1.39)	(0.80)	0.79

Net increase (decrease) from investment operations		(1.20)	(0.61)	0.81

Distributions(c)
From net investment income		(0.01)	(0.21)	(0.00	)(d)
From net realized gain	—		(0.57)	—

Total distributions		(0.01)	(0.78)		(0.00)

Net asset value, end of period	$8.21		$9.42	$10.81

Total Return(e)
Based on net asset value	(12.70	)%(f)	(6.10)%	8.14	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.28	%(h)	3.75%	2.84	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.81	%(h)	0.81%	0.81	%(h)

Net investment income	4.21	%(h)	1.87%	0.52	%(h)

Supplemental Data
Net assets, end of period (000)	$8,324		$9,535	$10,598

Portfolio turnover rate		103%	211%		64%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.40%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	31

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage International Fund

	Institutional
	Six Months Ended			Period from
	10/31/22		Year Ended	12/21/20	(a)
	(unaudited)		04/30/22	to 04/30/21

Net asset value, beginning of period	$9.42		$10.62	$10.00

Net investment income(b)	0.12		0.25	0.08
Net realized and unrealized gain (loss)		(1.05)	(0.60)	0.55

Net increase (decrease) from investment operations		(0.93)	(0.35)	0.63

Distributions(c)
From net investment income		(0.09)	(0.26)		(0.01)
From net realized gain	—		(0.59)	—

Total distributions		(0.09)	(0.85)		(0.01)

Net asset value, end of period	$8.40		$9.42	$10.62

Total Return(d)
Based on net asset value	(9.93	)%(e)	(3.94)%	6.30	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.97	%(g)	3.46%	2.90	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.50	%(g)	0.45%	0.45	%(g)

Net investment income	2.74	%(g)	2.35%	2.08	%(g)

Supplemental Data
Net assets, end of period (000)	$90		$99	$106

Portfolio turnover rate		98%	189%		88%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.50%.

See notes to financial statements.

32	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage International Fund (continued)

	Investor A
	Six Months Ended			Period from
	10/31/22		Year Ended	12/21/20	(a)
	(unaudited)		04/30/22	to 04/30/21

Net asset value, beginning of period	$9.42		$10.61	$10.00

Net investment income(b)	0.11		0.22	0.07
Net realized and unrealized gain (loss)		(1.06)	(0.58)	0.55

Net increase (decrease) from investment operations		(0.95)	(0.36)	0.62

Distributions(c)
From net investment income		(0.08)	(0.24)		(0.01)
From net realized gain	—		(0.59)	—

Total distributions		(0.08)	(0.83)		(0.01)

Net asset value, end of period	$8.39		$9.42	$10.61

Total Return(d)
Based on net asset value	(10.12	)%(e)	(4.09)%	6.20	%(e)

Ratios to Average Net Assets(f)
Total expenses	3.24	%(g)	3.82%	3.15	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.75	%(g)	0.70%	0.70	%(g)

Net investment income	2.51	%(g)	2.10%	1.84	%(g)

Supplemental Data
Net assets, end of period (000)	$88		$99	$106

Portfolio turnover rate		98%	189%		88%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.75%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	33

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage International Fund (continued)

	Class K
	Six Months Ended			Period from
	10/31/22		Year Ended	12/21/20	(a)
	(unaudited)		04/30/22	to 04/30/21

Net asset value, beginning of period	$9.43		$10.62	$10.00

Net investment income(b)	0.12		0.25	0.08
Net realized and unrealized gain (loss)		(1.06)	(0.59)	0.55

Net increase (decrease) from investment operations		(0.94)	(0.34)	0.63

Distributions(c)
From net investment income		(0.09)	(0.26)		(0.01)
From net realized gain	—		(0.59)	—

Total distributions		(0.09)	(0.85)		(0.01)

Net asset value, end of period	$8.40		$9.43	$10.62

Total Return(d)
Based on net asset value	(10.02	)%(e)	(3.84)%	6.30	%(e)

Ratios to Average Net Assets(f)
Total expenses	2.90	%(g)	3.36%	2.55	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.45	%(g)	0.45%	0.45	%(g)

Net investment income	2.75	%(g)	2.35%	2.09	%(g)

Supplemental Data
Net assets, end of period (000)	$8,674		$9,731	$10,408

Portfolio turnover rate		98%	189%		88%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 4.15%.

See notes to financial statements.

34	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage U.S. Fund

	Institutional
	Six Months Ended			Period from
	10/31/22		Year Ended	12/21/20	(a)
	(unaudited)		04/30/22	to 04/30/21

Net asset value, beginning of period	$10.12		$10.79	$10.00

Net investment income(b)	0.06		0.15	0.04
Net realized and unrealized gain (loss)		(0.39)	0.19	0.76

Net increase (decrease) from investment operations		(0.33)	0.34	0.80

Distributions(c)
From net investment income		(0.04)	(0.17)		(0.01)
From net realized gain		(0.14)	(0.84)	—

Total distributions		(0.18)	(1.01)		(0.01)

Net asset value, end of period	$9.61		$10.12	$10.79

Total Return(d)
Based on net asset value	(3.17	)%(e)	2.65%	7.95	%(e)

Ratios to Average Net Assets(f)
Total expenses	3.66	%(g)	4.25%	4.06	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.48	%(g)	0.43%	0.43	%(g)

Net investment income	1.31	%(g)	1.42%	1.21	%(g)

Supplemental Data
Net assets, end of period (000)	$428		$159	$108

Portfolio turnover rate		71%	269%		61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.07%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	35

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage U.S. Fund (continued)

	Investor A
	Six Months Ended			Period from
	10/31/22		Year Ended	12/21/20	(a)
	(unaudited)		04/30/22	to 04/30/21

Net asset value, beginning of period	$10.11		$10.79	$10.00

Net investment income(b)	0.05		0.13	—
Net realized and unrealized gain (loss)		(0.39)	0.17	0.79

Net increase (decrease) from investment operations		(0.34)	0.30	0.79

Distributions(c)
From net investment income		(0.04)	(0.14)	(0.00	)(d)
From net realized gain		(0.14)	(0.84)	—

Total distributions		(0.18)	(0.98)		(0.00)

Net asset value, end of period	$9.59		$10.11	$10.79

Total Return(e)
Based on net asset value	(3.32	)%(f)	2.35%	7.95	%(f)

Ratios to Average Net Assets(g)
Total expenses	3.96	%(h)	4.47%	4.31	%(h)(i)

Total expenses after fees waived and/or reimbursed	0.73	%(h)	0.68%	0.68	%(h)

Net investment income	1.05	%(h)	1.16%	0.96	%(h)

Supplemental Data
Net assets, end of period (000)	$322		$198	$108

Portfolio turnover rate		71%	269%		61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Amount is greater than $(0.005) per share.
(e)	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
(f)	Not annualized.
(g)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(h)	Annualized.
(i)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 7.32%.

See notes to financial statements.

36	2 0 2 2 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BlackRock Defensive Advantage U.S. Fund (continued)

	Class K
	Six Months Ended			Period from
	10/31/22		Year Ended	12/21/20	(a)
	(unaudited)		04/30/22	to 04/30/21

Net asset value, beginning of period	$10.12		$10.79	$10.00

Net investment income(b)	0.07		0.16	0.04
Net realized and unrealized gain (loss)		(0.40)	0.18	0.76

Net increase (decrease) from investment operations		(0.33)	0.34	0.80

Distributions(c)
From net investment income		(0.04)	(0.17)		(0.01)
From net realized gain		(0.14)	(0.84)	—

Total distributions		(0.18)	(1.01)		(0.01)

Net asset value, end of period	$9.61		$10.12	$10.79

Total Return(d)
Based on net asset value	(3.17	)%(e)	2.65%	7.95	%(e)

Ratios to Average Net Assets(f)
Total expenses	3.62	%(g)	4.18%	3.71	%(g)(h)

Total expenses after fees waived and/or reimbursed	0.43	%(g)	0.43%	0.43	%(g)

Net investment income	1.35	%(g)	1.44%	1.21	%(g)

Supplemental Data
Net assets, end of period (000)	$4,961		$5,228	$5,181

Portfolio turnover rate		71%	269%		61%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)	Where applicable, assumes the reinvestment of distributions.
(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Audit, printing, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 6.72%.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	37

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following, each of which is a series of the Trust, are referred to herein collectively as the “Funds” or individually as a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification

BlackRock Defensive Advantage Emerging Markets Fund	Defensive Advantage Emerging Markets	Diversified
BlackRock Defensive Advantage International Fund	Defensive Advantage International	Diversified
BlackRock Defensive Advantage U.S. Fund	Defensive Advantage U.S.	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A Shares bear certain expenses related to shareholder servicing of such shares. Investor A Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC		Conversion Privilege
Institutional and Class K Shares	No	No		None
Investor A Shares	Yes	No	(a)	None

(a)	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Funds are informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: Each Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Foreign Taxes: The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which each Fund invests. These foreign taxes, if any, are paid by each Fund and are reflected in its Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2022, if any, are disclosed in the Statements of Assets and Liabilities.

The Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statements of Operations include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.

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Notes to Financial Statements (unaudited) (continued)

Collateralization: If required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend dates. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board of each Fund has approved the designation of each Fund’s Manager as the valuation designee for the Fund. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published net asset value (“NAV”).

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Funds use current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.
Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

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Notes to Financial Statements (unaudited) (continued)

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services
Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of October 31, 2022, certain investments of Defensive Advantage Emerging Markets were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

4.	SECURITIES AND OTHER INVESTMENTS

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities, but do not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments. Any non-cash collateral received cannot be sold, re-invested or pledged by the Fund, except in the event of borrower default. The securities on loan, if any, are disclosed in the Funds’ Schedules of Investments,. The market value of any securities on loan and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value – unaffiliated, and collateral on securities loaned, respectively.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and the Funds can reinvest cash collateral received in

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Notes to Financial Statements (unaudited) (continued)

connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned to the extent the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could incur a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. Such losses are borne entirely by the Funds.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Fund’s net assets:

	Investment Advisory Fees
Average Daily Net Assets	Defensive Advantage Emerging Markets	Defensive Advantage International	Defensive Advantage U.S.
First $1 billion	0.80%	0.45%	0.43%
$1 billion – $3 billion	0.75	0.42	0.40
$3 billion – $5 billion	0.72	0.41	0.39
$5 billion – $10 billion	0.70	0.39	0.37
Greater than $10 billion	0.68	0.38	0.36

With respect to each Fund, the Manager entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”), an affiliate of the Manager. The Manager pays BIL for services it provides for that portion of each Fund for which BIL acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by each Fund to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Defensive Advantage Emerging Markets		Defensive Advantage International		Defensive Advantage U.S.
Share Class	Service Fees	Distribution Fees	Service Fees	Distribution Fees	Service Fees	Distribution Fees
Investor A	0.25%	N/A	0.25%	N/A	0.25%	N/A

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to shareholders.

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Notes to Financial Statements (unaudited) (continued)

For the six months ended October 31, 2022, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

Fund Name	Investor A
Defensive Advantage Emerging Markets	$124
Defensive Advantage International	117
Defensive Advantage U.S.	342

Administration: The Trust, on behalf of each Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 million	0.0425%
$500 million - $1 billion	0.0400
$1 billion - $2 billion	0.0375
$2 billion - $4 billion	0.0350
$4 billion - $13 billion	0.0325
Greater than $13 billion	0.0300

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the six months ended October 31, 2022, the following table shows the class specific administration fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total

Defensive Advantage Emerging Markets	$9	$10	$898	$917
Defensive Advantage International	9	9	924	942
Defensive Advantage U.S.	31	27	503	561

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended October 31, 2022, the Funds did not pay any amounts to affiliates in return for these services.

For the six months ended October 31, 2022, the following table shows the class specific transfer agent fees borne directly by each share class of each Fund:

Fund Name	Institutional	Investor A	Class K	Total

Defensive Advantage Emerging Markets	$82	$108	$82	$272
Defensive Advantage International	32	43	20	95
Defensive Advantage U.S.	107	140	82	329

Other Fees: For the six months ended October 31, 2022, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Fund Name	Investor A

Defensive Advantage U.S.	$188

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

Fund Name	Fees Waived and/or Reimbursed by the Manager

Defensive Advantage Emerging Markets	$73
Defensive Advantage International	67
Defensive Advantage U.S.	25

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2024. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2022, there were no fees waived by the Manager pursuant to this arrangement.

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Notes to Financial Statements (unaudited) (continued)

With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Fund Name	Institutional	Investor A	Class K

Defensive Advantage Emerging Markets	0.86%	1.11%	0.81%
Defensive Advantage International	0.50	0.75	0.45
Defensive Advantage U.S.	0.48	0.73	0.43

The Manager has agreed not to reduce or discontinue the contractual expense limitations through June 30, 2024, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Fund. For the six months ended October 31, 2022, amounts included in the Statements of Operations were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

Defensive Advantage Emerging Markets	$110,180
Defensive Advantage International	112,379
Defensive Advantage U.S.	87,530

Fund Name	Administration Fees Waived

Defensive Advantage Emerging Markets	$1,949
Defensive Advantage International	2,002
Defensive Advantage U.S.	1,192

In addition, these amounts waived and/or reimbursed by the Manager are included in administration fees waived — class specific, transfer agent fees waived and/or reimbursed by the Manager — class specific, respectively, in the Statements of Operations. For the six months ended October 31, 2022, class specific expense waivers and/or reimbursements are as follows:

	Administration Fees Waived - Class Specific

Fund Name	Institutional	Investor A	Class K	Total

Defensive Advantage Emerging Markets	$9	$10	$898	$917
Defensive Advantage International	9	9	924	942
Defensive Advantage U.S.	11	27	481	519

	Transfer Agent Fees Waived and/or Reimbursed by the Manager - Class Specific

Fund Name	Institutional	Investor A	Class K	Total

Defensive Advantage Emerging Markets	$54	$78	$82	$214
Defensive Advantage International	2	16	20	38
Defensive Advantage U.S.	66	52	82	200

Securities Lending: The U.S. Securities and Exchange Commission (“SEC”) has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company, Money Market Series, managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the Money Market Series to an annual rate of 0.04%. The investment adviser to the Money Market Series will not charge any advisory fees with respect to shares purchased by the Funds. The Money Market Series may, under certain circumstances, impose a liquidity fee of up to 2% of the value withdrawn or temporarily restrict withdrawals for up to 10 business days during a 90 day period, in the event that the private investment company’s weekly liquid assets fall below certain thresholds. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to the current securities lending agreement, Defensive Advantage U.S. retains 81% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Defensive Advantage U.S., pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 81% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment fees.

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Notes to Financial Statements (unaudited) (continued)

Pursuant to the current securities lending agreement, Defensive Advantage Emerging Markets and Defensive Advantage International each retains 82% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the BlackRock Multi-Asset Complex in a calendar year exceeds a specified threshold, Defensive Advantage Emerging Markets and Defensive Advantage International each, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income in an amount equal to 85% of securities lending income (which excludes collateral investment expenses), and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

Fund Name	Amounts
Defensive Advantage Emerging Markets	$39
Defensive Advantage U.S.	3

Interfund Lending: In accordance with an exemptive order (the “Order”) from the SEC, each Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2022, the Funds did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended October 31, 2022, purchases and sales of investments, excluding short-term securities, were as follows:

Fund Name	Purchases	Sales
Defensive Advantage Emerging Markets	$9,168,097	$9,090,902
Defensive Advantage International	9,227,095	9,074,873
Defensive Advantage U.S.	4,300,141	3,915,908

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of October 31, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

As of October 31, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Defensive Advantage Emerging Markets	$9,499,881	$236,891	$(1,208,164)	$(971,273)
Defensive Advantage International	9,594,845	245,635	(958,361)	(712,726)
Defensive Advantage U.S.	5,692,599	384,305	(332,235)	52,070

9.	BANK BORROWINGS

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.50 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating

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Notes to Financial Statements (unaudited) (continued)

Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) Overnight Bank Funding Rate (“OBFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum, (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed or (c) the sum of (x) Daily Simple Secured Overnight Financing Rate (“SOFR”) (but, in any event, not less than 0.00%) on the date the loan is made plus 0.10% and (y) 0.80% per annum. The agreement expires in April 2023 unless extended or renewed. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended October 31, 2022, the Funds did not borrow under the credit agreement.

10.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments. Each Fund’s prospectus provides details of the risks to which each Fund is subject.

The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00, which may be subject to redemption gates or liquidity fees under certain circumstances.

Market Risk: Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or nonexistent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) lack of publicly available or reliable information about issuers as a result of not being subject to the same degree of regulatory requirements and accounting, auditing and financial reporting standards; and (iv) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments. An illiquid investment is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which a Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While

N O T E S T O F I N A N C I A L S T A T E M E N T S	45

Notes to Financial Statements (unaudited) (continued)

clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a substantial amount of their assets in issuers located in a single country or a limited number of countries. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions in those countries may have a significant impact on their investment performance and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Unanticipated or sudden political or social developments may cause uncertainty in the markets and as a result adversely affect the Fund’s investments. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the United States. Foreign securities markets may also be more volatile and less liquid than U.S. securities and may be less subject to governmental supervision not typically associated with investing in U.S. securities. Investment percentages in specific countries are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries as well as acts of war in the region. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Funds’ investments.

Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. The United Kingdom has withdrawn from the European Union, and one or more other countries may withdraw from the European Union and/or abandon the Euro, the common currency of the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far reaching. In addition, Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region are impossible to predict, but could be significant and have a severe adverse effect on the region, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

Certain Funds invest a significant portion of their assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Funds’ investments.

Certain Funds invest a significant portion of their assets in securities of issuers located in China or with significant exposure to Chinese issuers. Investments in Chinese securities, including certain Hong Kong-listed securities, involve risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. In addition, measures may be taken to limit the flow of capital and/or sanctions may be imposed, which could prohibit or restrict the ability to own or transfer fund assets and may also include retaliatory actions, such as seizure of fund assets.

Significant Shareholder Redemption Risk: Certain shareholders may own or manage a substantial amount of fund shares and/or hold their fund investments for a limited period of time. Large redemptions of fund shares by these shareholders may force a fund to sell portfolio securities, which may negatively impact the fund’s NAV, increase the fund’s brokerage costs, and/or accelerate the realization of taxable income/gains and cause the fund to make additional taxable distributions to shareholders.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

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Notes to Financial Statements (unaudited) (continued)

11.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

		Six Months Ended 10/31/22	Year Ended 04/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Defensive Advantage Emerging Markets
Institutional
Shares sold	36	$300	—	$—
Shares issued in reinvestment of distributions	—	—	330	3,282

	36	$300	330	$3,282

Investor A
Shares sold	1,046	$9,603	15	$150
Shares issued in reinvestment of distributions	1	7	312	3,110
Shares redeemed	(15)	(132)	—	—

	1,032	$9,478	327	$3,260

Class K
Shares sold	1,549	$13,014	—	$—
Shares issued in reinvestment of distributions	—	—	32,325	321,632
Shares redeemed	(328)	(2,916)	—	—

	1,221	$10,098	32,325	$321,632

	2,289	$19,876	32,982	$328,174

		Six Months Ended 10/31/22	Year Ended 04/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Defensive Advantage International
Institutional
Shares sold	35	$300	—	$—
Shares issued in reinvestment of distributions	107	930	535	5,511

	142	$1,230	535	$5,511

Investor A
Shares issued in reinvestment of distributions	—	$—	517	$5,326

	—	$—	517	$5,326

Class K
Shares sold	8	$71	—	$—
Shares issued in reinvestment of distributions	—	—	52,433	540,061

	8	$71	52,433	$540,061

	150	$1,301	53,485	$550,898

		Six Months Ended 10/31/22	Year Ended 04/30/22
Fund Name / Share Class	Shares	Amounts	Shares	Amounts
Defensive Advantage U.S.
Institutional
Shares sold	28,770	$271,178	4,918	$52,583
Shares issued in reinvestment of distributions	436	4,118	792	8,466
Shares redeemed	(326)	(2,988)	(50)	(583)

	28,880	$272,308	5,660	$60,466

Investor A
Shares sold	19,917	$186,635	8,510	$91,767
Shares issued in reinvestment of distributions	330	3,111	1,085	11,618
Shares redeemed	(6,254)	(58,208)	—	—

	13,993	$131,538	9,595	$103,385

N O T E S T O F I N A N C I A L S T A T E M E N T S	47

Notes to Financial Statements (unaudited) (continued)

		Six Months Ended 10/31/22	Year Ended 04/30/22
Fund Name / Share Class (continued)	Shares	Amounts	Shares	Amounts
Defensive Advantage U.S. (continued)
Class K
Shares sold	7	$71	—	$—
Shares issued in reinvestment of distributions	—	—	36,384	389,311

	7	$71	36,384	$389,311

	42,880	$403,917	51,639	$553,162

As of October 31, 2022, shares owned by BlackRock Financial Management, Inc., an affiliate of the Funds, were as follows:

Fund Name	Institutional	Investor A	Class K
Defensive Advantage Emerging Markets	10,330	10,312	1,012,325
Defensive Advantage International	10,642	10,517	1,032,433
Defensive Advantage U.S.	10,758	10,743	516,384

12.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

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Disclosure of Investment Advisory Agreement and Sub-Advisory  Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds (the “Trust”) met on April 20, 2022 (the “April Meeting”) and May 10-11, 2022 (the “May Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of BlackRock Defensive Advantage U.S. Fund (the “Defensive Advantage U.S. Fund”), BlackRock Defensive Advantage International Fund (the “Defensive Advantage International Fund”) and BlackRock Defensive Advantage Emerging Markets Fund (the “Defensive Advantage Emerging Markets Fund” and, together with the Defensive Advantage U.S. Fund and the Defensive Advantage International Fund, the “Funds” and, each individually, a “Fund”), and BlackRock Advisors, LLC (the “Manager”), each Fund’s investment advisor.

The Board also considered the approval to continue the sub-advisory agreement between the Manager and BlackRock International Limited (the “Sub-Advisor”) with respect to the Defensive Advantage U.S. Fund (the “Defensive Advantage U.S. Fund Sub-Advisory Agreement”), the Defensive Advantage International Fund (the “Defensive Advantage International Fund Sub-Advisory Agreement”) and the Defensive Advantage Emerging Markets Fund (the “Defensive Advantage Emerging Markets Fund Sub-Advisory Agreement” and, together with the Defensive Advantage U.S. Fund Sub-Advisory Agreement and the Defensive Advantage International Fund Sub-Advisory Agreement, the “Sub-Advisory Agreements”).

The Manager and the Sub-Advisor are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

The Approval Process

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members who are not “interested persons” of the Trust, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, an applicable benchmark, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (e) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (f) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Prior to and in preparation for the April Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the April Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, ETFs, closed-end funds, open-end funds, and separately managed accounts under similar investment mandates, as well as the performance of such other products, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Funds; (g) a summary of aggregate amounts paid by each Fund to BlackRock; (h) sales and redemption data regarding each Fund’s shares; and (i) various additional information requested by the Board as appropriate regarding BlackRock’s and the Funds’ operations.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the May Meeting.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	49

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

At the May Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Funds; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Funds; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. Board Members evaluated the information available to it on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared each Fund’s performance to the performance of a comparable group of mutual funds, relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide the Funds with certain administrative, shareholder and other services (in addition to any such services provided to the Funds by third-parties) and officers and other personnel as are necessary for the operations of the Funds. In particular, BlackRock and its affiliates provide the Funds with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) responsibility for periodic filings with regulators; (iv) overseeing and coordinating the activities of third-party service providers, including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing or managing administrative functions necessary for the operation of the Funds, such as tax reporting, expense management, fulfilling regulatory filing requirements, overseeing each Fund’s distribution partners, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of the Funds and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the April Meeting. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2021, as compared to its Performance Peers. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, with respect to each Fund, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for the since-inception period reported, the Defensive Advantage Emerging Markets Fund ranked in the first quartile against its Performance Peers.

The Board noted that for the since-inception period reported, the Defensive Advantage International Fund ranked in the second quartile against its Performance Peers.

The Board noted that for the since-inception period reported, the Defensive Advantage U.S. Fund ranked in the fourth quartile against its Performance Peers. The Board and BlackRock reviewed the Fund’s underperformance relative to its Performance Peers during the applicable period. The Board was informed that, among other things, the Fund seeks to participate in rising equity markets while mitigating downside risk in declining markets, and may lag broader markets and peers during market rallies. The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s investment performance. Discussions covered topics such as performance attribution, the Fund’s investment personnel, and the resources appropriate to support the Fund’s investment processes.

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Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Funds

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non-12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2021 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing the Funds, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund, separately managed account, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that each of the Defensive Advantage International Fund’s and the Defensive Advantage U.S. Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the pertinent Fund’s Expense Peers.

The Board noted that the Defensive Advantage Emerging Markets Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile relative to the Fund’s Expense Peers.

The Board also noted that each Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that if the size of a Fund were to decrease, the Fund could lose the benefit of one or more breakpoints. The Board further noted that BlackRock and the Board have contractually agreed to a cap on each Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Funds increase, including the existence of fee waivers and/or expense caps, as applicable, noting that any contractual fee waivers and contractual expense caps had been approved by the Board. In its consideration, the Board further considered the continuation and/or implementation of fee waivers and/or expense caps, as applicable. The Board also considered the extent to which the Funds benefit from such economies of scale in a variety of ways and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Funds to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Funds, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Funds, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the pertinent Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	51

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements (continued)

Conclusion

At the May Meeting, as a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2023, and the Defensive Advantage U.S. Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Defensive Advantage U.S. Fund, the Defensive Advantage International Fund Sub-Advisory Agreement between the Manager and the Sub-Advisor with respect to the Defensive Advantage International Fund and the Defensive Advantage Emerging Markets Fund between the Manager and the Sub-Advisor with respect to the Defensive Advantage Emerging Markets Fund each for a one-year term ending June 30, 2023. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and, in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Additional Information

General Information

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 441-7762; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also visit blackrock.com for more information.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

A D D I T I O N A L I N F O R M A T I O N	53

Additional Information (continued)

BlackRock Privacy Principles (continued)

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Fund and Service Providers

Investment Adviser	Distributor
BlackRock Advisors, LLC	BlackRock Investments, LLC
Wilmington, DE 19809	New York, NY 10022

Sub-Adviser	Independent Registered Public Accounting Firm
BlackRock International Limited	Deloitte & Touche LLP
Edinburgh, EH3 8BL	Boston, MA 02116
United Kingdom

Legal Counsel
Accounting Agent and Custodian	Sidley Austin LLP
State Street Bank and Trust Company	New York, NY 10019
Boston, MA 02111

Address of the Funds
Transfer Agent	100 Bellevue Parkway
BNY Mellon Investment Servicing (US) Inc.	Wilmington, DE 19809
Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

ADR	American Depositary Receipt

GDR	Global Depositary Receipt

JSC	Joint Stock Company

MSCI	Morgan Stanley Capital International

NVDR	Non-Voting Depositary Receipt

PCL	Public Company Limited

PJSC	Public Joint Stock Company

REIT	Real Estate Investment Trust

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	55

Want to know more?

blackrock.com | 800-441-7762

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

DEF-10/22-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders –There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment

Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

2

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

3

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock FundsSM

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: December 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock FundsSM

Date: December 21, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock FundsSM

Date: December 21, 2022

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